Exhibit 99.2

Statement of Chief Financial Officer of RARE Hospitality International, Inc.
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to section 906 of the
Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report of RARE Hospitality International, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Douglas Benn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                   1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                   2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. Douglas Benn
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W. Douglas Benn
Chief Financial Officer
August 13, 2002